UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 18, 2024
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SPYRE THERAPEUTICS, INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-37722	46-4312787
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 Crescent Street Building 23 Suite 105
Waltham, MA		02453
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617 651-5940

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value Per Share	SYRE	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
On November 18, 2024, the Audit Committee (the “Audit Committee”) of the Board of Directors of Spyre Therapeutics, Inc. (the “Company”), after consultation with the Company’s management and independent registered public accounting firm, concluded, due to the treatment of preferred stock in the calculation of the Company’s net loss per share, that the Company’s previously issued audited consolidated financial statements as of December 31, 2023 and for the year and the second and third quarter interim periods within the year then ended, and its unaudited consolidated financial statements for the quarterly and year-to-date (as applicable) periods ended March 31, 2024, June 30, 2024 and 2023, and September 30, 2024 and 2023 (collectively, the Affected Financial Statements” and such periods, the “Affected Periods”) should no longer be relied upon as a result of the matter further described below. This matter does not have an impact on the Company’s cash position or other financial data reported outside of net loss per share.
Subsequent to the filing of its Form 10-Q for the three and nine months ended September 30, 2024, the Company recently became aware of a misapplication of Generally Accepted Accounting Principles in the United States ("U.S. GAAP") as it relates to the Company's exclusion of its Series A and Series B non-voting convertible preferred stock in the calculation of basic and diluted net loss per share and a finding of material weakness in internal control over financial reporting solely related to such matter. As described above, the Audit Committee, after consultation with management and independent registered public accounting firm, then determined on November 18, 2024 that the Affected Financial Statements should no longer be relied upon. As a result, the Company intends to file amendments to the Annual Report on Form 10-K and each of the Quarterly Reports on Form 10-Q for the Affected Periods to correct the net loss per share figures as soon as possible.
The below table summarizes the originally disclosed net loss per share amounts compared to the restated net loss per share amounts for each current period:

	Net loss per share, originally reported			Net loss per share, restated
	Common Stock	Series A Preferred Stock	Series B Preferred Stock	Common Stock	Series A Preferred Stock	Series B Preferred Stock
Three months ended June 30, 2023	$(56.79)	*	*	$(40.14)	$(1,605.58)	**
Three months ended September 30, 2023	$(9.34)	*	*	$(0.86)	$(34.28)	**
Twelve months ended December 31, 2023	$(49.12)	*	*	$(13.76)	$(550.28)	$(550.29)
Three months ended March 31, 2024	$(1.20)	*	*	$(0.72)	$(28.93)	$(28.93)
Three months ended June 30, 2024	$(0.86)	*	*	$(0.59)	$(23.61)	$(23.61)
Three months ended September 30, 2024	$(1.36)	*	*	$(1.06)	$(42.22)	$(42.24)
*Not originally reported ** Not applicable, as there were no Series B Preferred Stock outstanding

The Company’s management has also concluded that there was a material weakness in internal control over financial reporting solely related to this matter. The Company’s remediation plan with respect to the material weakness will be described in the amendments to the Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q.
The Company’s management and the Audit Committee have discussed the matters disclosed in this Item 4.02(a) with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm.

Item 8.01 Other Events.
We operate in a rapidly changing environment that involves a number of risks that could materially affect our business. For a detailed discussion of the risks that affect our business, please refer to Part I - Item 1A, "Risk Factors," in our Quarterly Report on Form 10-Q for the period ended September 30, 2024, which was filed with the SEC on November 7, 2024. There have been no material changes to the risk factors as previously disclosed in our Quarterly Report on Form 10-Q, except as follows:

We have identified a material weakness in our internal control over financial reporting. Failure to remediate the material weakness or any other material weaknesses that we identify in the future could result in material misstatements in our financial statements.

Pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, as amended (the "Sarbanes-Oxley Act"), our management is required to report on the effectiveness of our internal control over financial reporting. The rules governing the standards that must be met for management to assess our internal control over financial reporting are complex and require significant documentation, testing and possible remediation. Annually, we perform activities that include reviewing, documenting and testing our internal control over financial reporting. If we fail to maintain the adequacy of our internal control over financial reporting, we will not be able to conclude on an ongoing basis that we have effective internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act. Failure to achieve and maintain effective internal control over financial reporting could result in material misstatements in our financial statements and a failure to meet our reporting and financial obligations, each of which could have a material adverse effect on our financial condition and the trading price of our common stock. This could result in significant expenses to remediate any internal control deficiencies and lead to a decline in our stock price.
Subsequent to the filing of Quarterly Report on Form 10-Q for period ended September 30, 2024, we reevaluated the effectiveness of our internal control over financial reporting as of December 31, 2023 and identified a material weakness in our internal control over financial reporting as the Company did not design and maintain effective controls related to the earnings per share calculation. Specifically, there was not an effectively designed control in place to evaluate the treatment of the Series A Preferred Stock and Series B Preferred Stock for the purpose of calculating earnings per share under the two-class method. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of a company’s annual or interim financial statements will not be prevented or detected on a timely basis. Our management may be unable to conclude in future periods that our disclosure controls and procedures are effective due to the effects of various factors, which may, in part, include unremediated material weaknesses in internal control over financial reporting. For further discussion of the material weakness, see Item 9A, Controls and Procedures in Amendment No. 2 to our Annual Report on Form 10-K/A, which we expect to be filed on November 18, 2024.
Management is committed to maintaining a strong internal control environment and believes its remediation efforts will represent an improvement in existing controls. Management anticipates that the new controls, as implemented and when tested for a sufficient period of time, will remediate the material weakness. We may not be successful in promptly remediating the material weakness identified by management, or be able to identify and remediate additional control deficiencies, including material weaknesses, in the future. In the event that we are not able to successfully remediate the existing material weakness in our internal control over financial reporting or demonstrate compliance with the Sarbanes-Oxley Act, that our internal control over financial reporting is perceived as inadequate or that we are unable to produce timely or accurate consolidated financial statements, investors may lose confidence in our operating results, our stock price could decline and we may not be able to remain listed on The Nasdaq Global Select Market.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, which statements are subject to considerable risks and uncertainties. Forward-looking statements include, without limitation, statements regarding the anticipated timing of the filings of the amendments to the Affected Financial Statements and the scope of the anticipated restatement of previously issued financial statements as a result of the restatements. The Company has attempted to identify forward-looking statements by using words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will,” or “would,” and similar expressions or the negative of these expressions. Forward-looking statements represent management’s current expectations and predictions, and are based on information available as of the time such statements are made. Although the Company does not make forward-looking statements unless it believes it has a reasonable basis for doing so, it cannot guarantee their accuracy or completeness. Forward-looking statements involve numerous known and unknown risks, uncertainties, and other factors that may cause actual results, performance, or achievements to be materially different from any future results or events assumed or implied by the forward-looking statements. Some of the risks and uncertainties that may cause its actual results to materially differ from those expressed or implied by these forward-looking statements, including the risk of further delays in the filing of the amendments to the Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q, discovery of additional information regarding the error, and other risk factors described in the section entitled “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2023 and other documents filed with or furnished to the Securities and Exchange Commission by the Company from time to time. These forward-looking statements speak only as of the date of this report. Except as required by law, the Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements to reflect the impact of events or circumstances that may arise after the date of this report.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPYRE THERAPEUTICS, INC.

Date:	November 18, 2024	By:	/s/ Scott Burrows
Scott Burrows Chief Financial Officer